                                                                 Exhibit 10.19

Plan Highlights Sheet
for the Looksmart 401(k) Plan
-----------------------------


Introduction
------------

Plan Name:     LookSmart 401(k) Plan

Plan Sponsor & Plan Administrator: LookSmart, Ltd.
                                   487 Bryant Street
                                   San Francisco, CA 94107
                                   Contact: Carol Alverson
                                   Phone: 415-597-8544

Eligibility & Participation
---------------------------

1. All employees are eligible to participate in the plan except those employees covered by a collective bargaining agreement and non-resident aliens.
2.  There is no service requirement for participation.
3.  The age requirement for participation is: 18

Contributions to the Plan
-------------------------

1. Your employer has the option to make profit sharing contributions to the Plan. An employee must be credited with at least 500 hours of service during the plan year. to be eligible for profit sharing.
2.  You may make 401(k) salary deferral contributions of up to 15% to the Plan.
3. Your employer will match your contributions. Matching will be 100% of your contribution up to 5% of your compensation.
4.  You may make a rollover contribution.

Vesting in Accounts
-------------------

1.  Rollover contributions will always be 100% vested.
2.  Employee deferral contributions will always be 100% vested.
3. Employer profit sharing or matching contributions will vest according to the following schedule:

            Years of               Vesting
         Vesting Service           Schedule
        -----------------     -----------------

               0                     0%
               1                    50%
               2                    100%

Withdrawals From Account While Actively Employed:

1. Your Plan allows you to take a loan from your account of up to 1/2 of your balance. The minimum loan is $ 1,000 and the maximum loan is $50,000.
2.  Your Plan allows hardship withdrawals. The minimum amount is $500.
3. You may withdraw all or any portion of your account from the plan at age 59 1/2.

Retirement Benefits

4.  Normal retirement age for your Plan is 65.
5. If you become disabled, you may begin to take retirement distributions from the plan.
6. You may select either a lump sum or installments when you receive benefits from the Plan.

Additional Plan Information
---------------------------

Plan Trustee:       LaSalle National Bank
                    135 So. LaSalle Street
                    Chicago, IL  60690
                    Attn: Bill Kursar
Type of Plan:       Defined Contribution
Plan Number:        001
Employer Identification Number:  13-3904355
Plan Year:          January 1 - December 31
Legal Process:      Service of legal process may be made upon the Plan
                    Administrator, Plan Sponsor or Trustee at the above address.

                     For additional information, contact:
 The RTF Retirement Plan, 50 Braintree Hill Office Park, Suite 200, Braintree,
                             MA 02184 800-837-6993

Summary Plan Description

The RTF Retirement Plan
-----------------------


                     For additional information, contact:
The RTF Retirement Plan, 50 Braintree Hill Office Park, Suite 200, Braintree,
                             MA 02184 800-837-6993

Table Of Contents
-----------------

Plan highlights sheet for your plan
-----------------------------------

Introduction
------------

Eligibility & Participation
---------------------------

 .  Who is Eligible to Participate in the Plan?
 .  Service Requirements
 .  Age Requirements
 .  Once I Become Eligible, When Can I Start Participating?
 .  How are hours of Service Counted?

Plan accounts
-------------

 .  How is My Money in the Plan Monitored?

Contributions to the plan
-------------------------

 .  Contributions to Profit Sharing Plans
 .  Contributions to 401(k) Plans
 .  Employer Matching Contributions
 .  Are There any Other Types of Contributions That can be Made to my
   Account?

Investment options

 .  How are my Contributions Invested?
 .  What if I Want to Change my Investments?
 .  How do I Know How Much is in my Account?

Vesting in accounts
-------------------

 . When I Take Money Out of the Plan, How Much of my Account Will I Receive? . How is my Vested Amount Determined?
 .  What Vesting Schedule Applies to my Account?
 .  How Are Years of Service Counted for Vesting?
 .  What Happens to any Money That Isn't Vested?

Distributions or withdrawals from the plan
------------------------------------------

 .  When Can I Take Money Out of the plan?
 .  What if I'm Still Working for the Employer?
 .  What are the Rules for a Hardship?
 .  What are the Rules for a Loan?
 .  What Happens When I Retire?
 .  How Will My Benefits be Paid to Me?
 .  What if I Leave The Employer Before Retirement?
 .  What Happens if I Die Before Retirement?

Administration of the plan
--------------------------

 .  Who is Responsible for Running Plan on a Daily Basis
 .  Where is my Money?

Plan amendment or termination
-----------------------------

 .  Can my Employer Change or Terminate the Plan?

Assignment
----------

 .  Can my Account be Transferred to Someone Else?

Your rights as a plan participant
---------------------------------

 .  What do I Need to do to Start Receiving Benefits?
 .  What if I Don't Believe I'm Receiving the Correct Amount?
 .  What if the Employer Denies My Claim?
 .  What is the Appeal Process?
 .  What Other Rights Do I Have as a Plan Participant?

Definitions
-----------

Introduction:
-------------

Your employer has adopted the 401(k)/ Profit Sharing Plan (the "Plan") to help you arrange for and meet your financial needs in retirement. The Plan allows each employee who has met the Plan's eligibility requirements to be a Participant. As a Participant, you may elect to contribute part of your own compensation to the Plan. In addition, your employer may make matching contributions or profit sharing contributions to the Plan.

This document is called the Summary Plan Description. This description plus the attached Plan Highlights Sheet explain the terms and condition of the Plan and how you can participate. The Plan Highlights Sheet details specific provisions that your employer has selected for your company's Plan. This sheet will help you to understand how your Plan works.

However, this description is not the actual Plan. The actual Plan is a complex legal document. A copy of the actual Plan is available from your employer for review and copying by any employee who wishes to do so. If there are any differences between this description and the Plan's provisions, the provisions of the Plan will govern.

If you have any questions about the Plan after reviewing this description, please contact either your employer or call RTF at 800-837-6993.

Eligibility & participation:
----------------------------

Who is Eligible To Participate In the Plan?
-------------------------------------------

Generally all employees will be eligible to participate in the Plan. Your employer does have the ability to exclude certain classes of employees from the Plan. Please review the Plan Highlights Sheet for specific eligibility for your Plan.

Service Requirements
--------------------

Your employer may require that you complete a certain number of years of service before you are eligible to become a participant. Please see the Plan Highlights Sheet for the service requirement in your Plan. If your Plan has a one year service requirement, you will become eligible on the 12 month anniversary of your date of hire. The Plan requires that you have worked at least 1,000 hours during that period.

Under some circumstances, your employer may include service with a predecessor company towards meeting this requirement.

Age Requirements
----------------

Your employer may also require that you reach a certain age before you are eligible to participate. Please see the Plan Highlights Sheet for the age requirement in your Plan.

Once I Become Eligible, When can I Start Participating.
------------------------------------------------------

You may start participating on the first day of your employer's next payroll period after you become eligible.

How are Hours of Service Counted?
--------------------------------

An hour of service is counted for every hour that you actually work (and for most non-working hours, such as vacation, holidays, and sick days).

However, no more than 501 Hours of Service will be credited for any single continuous period of non-working hours.

Plan accounts:
--------------

How is my Money in the Plan Monitored?
--------------------------------------

Your contributions and any contributions that your employer makes for you will be kept in an account in your name. This account will also include all investment gains, losses and income, as well as expenses, attributable to your account.

Each of the different types of contributions as described in the contribution section will be kept separately in your account. The Plan Highlights Sheet shows the specific contribution types available in your Plan and the rules for each.

Your employer may maintain any or all of the following types of contributions:

 . Employer Profit Sharing: These are the discretionary contributions that your employer may make to all participants.

 . Employee Salary Deferral: These are the 401(k) pre-tax contributions that you have elected to make to the Plan.

 . Employer Matching: These are any matching contributions that your employer has made based on your 401(k) contribution.

 . Rollover Contribution: These are any rollovers that you have made from a previous tax-qualified plan in which you participated.

Contributions to the plan:
--------------------------

Your employer has elected to allow certain types of contributions to your Plan; each type of contribution is described below. Please see the Plan Highlights Sheet for the type(s) of contributions allowed to your Plan.

Contributions to Profit Sharing Plans
-------------------------------------
How Much Will my Employer Contribute?
-------------------------------------

Each year your employer will decide whether and how much to contribute to the Plan as a profit sharing contribution. Generally, your employer will make this decision based on the company's financial situation that year.

How Much of the Contribution Will I Receive?
--------------------------------------------

Your employer may contribute up to 15% of compensation to each participant. The contribution will be allocated to all employees who are participants in the Plan based on their compensation. A part of the contribution is allocated to the account of each participant based on the ratio that the participant's compensation bears to the total compensation paid to all eligible participants for the plan year. (See Definitions and Plan Highlights Sheet for a definition of compensation.)

Your employer may require that you work at least 500 hours during the plan year or that you are employed on the last day of the plan year in order to share in that year's contribution. If you don't meet these requirements due to retirement, disability or death, you will still receive your share. Please see Plan Highlights Sheet to determine if this applies to you.

When Will the Employer Make this Contribution?
----------------------------------------------

Most employers will make the profit sharing contribution, if any, towards the end of the year. The contribution must be made before the employer files its federal income tax return for that taxable year.

Contributions to 401(k) Plans Employee Salary Deferral 401(k) Contributions
----------------------------------------------------------------------------

You may elect to contribute part of your compensation to the Plan. This contribution will be deducted each payroll period from your paycheck and put into the Plan on a pre-tax basis. The enrollment form authorizes your employer to contribute this to the Plan for you.

You may change or stop the amount you are contributing by notifying your employer. This change will be effective on the first day of the payroll period in which your employer can reasonably process the request.

How Much Can I Contribute?
--------------------------

You may contribute up to 15% of your compensation to the Plan each year. The government has also limited your contribution to $ 10,000 in 1998. (This amount will increase in the future as inflation increases.)

Another limit is that a "highly compensated employee's" contributions may be restricted because the Plan must pass a special test each year. If this limit applies to you, your employer will let you know.

If you contribute too much to the Plan, the Plan will return any excess contributions to you, so that the Plan stays within the required limits. In general, this refund will show up as current year compensation on your W-2.

Employer Matching Contributions
-------------------------------

Your employer may have elected to make matching contributions to your Plan.

How Much Will My Employer Contribute For Me?
-------------------------------------------

Your employer's matching contribution will be based on the amount that you have elected to contribute to the Plan as a 401(k) contribution. The Plan Highlights Sheet shows the specific matching formula, if any, that your employer has chosen.

Your employer may have elected not to make matching contributions for highly compensated employees. Please see the Plan Highlights Sheet to determine if this applies to you. Matching contributions for highly compensated employees may also have to be limited in certain years in order for the Plan to pass a special test.

At the end of the year, your employer may also decide to make an additional matching contribution to all participants who made 401(k) contributions.

Are There any Other Types of Contributions That can be Made to my Account?
--------------------------------------------------------------------------

The Plan allows you to make "rollover contributions." If you previously worked for another company which had a similar retirement or 401(k) plan, you may be able to roll that into your new Plan. Please contact us if you have any questions about whether you can roll money into this Plan.

Your previous employer may be able to make a direct transfer from your old plan into this Plan. Or you can transfer money which is now in an IRA that was previously in another plan to this Plan. However, this rollover contribution must be made within 60 days after you receive the distribution from the old plan.

You may make a rollover contribution even if you have not yet become eligible to participate in this Plan.

--------------------------------------------------------------------------------
INVESTMENT OPTIONS:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

How Are My Contributions Invested?
---------------------------------

Your Plan allows you to select from among the Retirement Trust Funds (the "Funds") which are available in the Plan. You may pick one or any combination of these Funds for both your own and your employees contribution. For additional information on the Funds, please contact us at the number shown on the Plan Highlights Sheet.

What if I Want to Change my Investment?
--------------------------------------

You may change either your allocation of current contributions or your existing account balances on any business day. Please contact us at the number shown on the Plan Highlights Sheet for specific details regarding changing your investments.

How do I Know how Much is in my Account?
---------------------------------------

Your account will be valued daily at its fair market value. You will receive a written statement quarterly showing your account balance. You may call us any day for your current account balance.

Any income or distributions earned or any losses or expenses in the Funds you selected will be allocated to your account. They will be reinvested in the same Fund that generated them.

--------------------------------------------------------------------------------
VESTING IN ACCOUNTS:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

When I Take Money out of the Plan, How Much of my Account Will I Receive?
------------------------------------------------------------------------

The amount that you can take out of the Plan will depend on the reason you are withdrawing money and on your vested amount.

How is my Vested Amount Determined?
----------------------------------

You will receive the entire value of your account (meaning you will be 100% vested):

 .  If you reach the normal retirement age of 65.

 .  If your employer terminates your Plan.

 . If you reach early retirement age. See the Plan Highlights Sheet for the early retirement age.

 .  If you become disabled or die.

If you have not met the above requirements, then the vested amount will depend on the type of contribution and the vesting schedule. The vesting schedule determines how many years of service you must complete in order for your account balance to belong to you.

 . Any employee deferral contributions (i.e., 401(k) contributions) will always be 100% vested and belong to you.

 .  All employer matching and employer profit sharing contributions (see Plan
   Highlights Sheet to see which apply to your Plan) will be vested according to the vesting schedule.
 .
   Any rollover contributions that you make to the Plan are always 100% vested and non-forfeitable.

What Vesting Schedule Applies to my Account?
-------------------------------------------

The vesting schedule for your Plan is indicated on the Plan Highlights Sheet.

How are Years of Service Counted for Vesting?
--------------------------------------------

Years of service for vesting begin on the date that you first work for your employer. Each anniversary date adds an additional year.

If you have completed at least one hour of service and you quit, retire or are absent from work for any other reason and you return within 12 months, then you will get credit for an entire year of service.

If you terminate employment with no vested interest in the employer. profit sharing or matching contributions, then you will not get credit for vesting service if you are gone for over 5 years.

Your employer may also count service with a predecessor employer towards vesting service. Please see Plan Highlights Sheet to determine if this applies to you.

What Happens to any Money That Isn't Vested?
-------------------------------------------

Any amount that is not vested will be forfeited if you leave your employer. These forfeitures will be used by your employer to reduce future contributions.

If you return to the employer within 5 years, then any forfeitures will be reinstated or returned to your account.

--------------------------------------------------------------------------------
DISTRIBUTIONS OR WITHDRAWALS FROM THE PLAN:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

When Can I Take Money out of the Plan and What are the Tax Considerations?
-------------------------------------------------------------------------

In general, the government views your Plan as a program to provide retirement benefits. Therefore, withdrawals or distributions before retirement are restricted and may be subject to penalty taxes in certain circumstances, in addition to regular incomes taxes.

Pre-Age 59-1/2 Distribution Penalty Tax.
---------------------------------------

Subject to certain exceptions, distributions from the Plan made before the participant attains age 59-1/2 are subject to normal income taxes plus a 10%
                                                                  ----
federal penalty tax. Some of the exceptions include: distributions on account of the participant's death, disability, separation from service after age 55 and annuity distributions for life.

Because of the complexity of the rules, the frequency with which they are changed, and the fact that each person's circumstances are unique, you are urged to consult with a personal tax advisor regarding the tax aspect of your participation in the Plan or receipt of benefits from it.

What if I'm Still Working for the Company?
-----------------------------------------

As long as you are an active employee, then withdrawals or distributions can only be made in certain situations.

 .  Hardship:  Your employer may allow you to take a financial hardship
   --------
   distribution. Please see the Plan Highlights Sheet to determine if a hardship distribution is available in your Plan.

 .  Loans: Your employer may allow you to take a loan from the Plan. Please see
   -----
   the Plan Highlights Sheet to determine if your Plan allows loans.

 .  Age 59 1/2: Any participant who is age 59-1/2 may elect to withdraw all or
   ----------
   any portion of his account balance.

What are the Rules for a Hardship Withdrawal?
---------------------------------------------

A hardship withdrawal has a $500 minimum amount and it may only be for the amount you need to meet your financial obligations resulting from the hardship.

You may only take a hardship withdrawal for certain, very specific reasons:

 .  Extraordinary medical expenses for a member of your immediate family.

 .  Purchasing your primary residence.

 .  Post-secondary education expenses for member of your immediate family.

 . Expenses necessary to prevent eviction from your primary residence or foreclosure on your mortgage of your primary residence.

A hardship withdrawal is subject to income tax and is also subject to a 10% penalty tax if received before age 59-1/2.

Your employer can only authorize the hardship withdrawal if you have exhausted all other sources, including a Plan loan, if that's an option in your Plan. If you take a hardship withdrawal, you must suspend all 401(k) deferral contributions for the next 12 months. And your hardship withdrawal cannot exceed the amount of your immediate need (including taxes and penalties).

What are the Rules for a Loan?
------------------------------

If your Plan allows you to take a loan, you may take a loan from your account of up to half your vested balance (subject to a $50,000.00 maximum). You must repay the loan plus interest back to your account over not more than 4-1/2 years. A loan for your primary residence may be paid back over a longer period. The interest rate will be set when you initially take the loan at then current market rates.

You may only take out one loan per year and may only have one loan outstanding. The minimum loan amount is $1,000.

The loan proceeds will be withdrawn pro-rata from all of the Funds in which you are invested. Your repayments will be invested according to your current contribution direction.

The interest that you pay on a loan is not tax deductible, even if you borrow to pay for a house.

What Happens When I Retire? What is Normal Retirement?
------------------------------------------------------

Normal retirement age is 65. As an active employee, you will be 100% vested once you reach retirement age, even if you have not met the vesting requirements. You may receive a distribution after you reach 65 and retire from, the employer. If you continue to work after age 65, distributions will begin after you return. Note that you must begin taking distributions by April 1 of the calendar year following the later of the, calendar year in which you attain age 70 1/2 or retire.

What is Early Retirement?
------------------------

Your employer may have chosen to set an early retirement age. Please see the Plan Highlights Sheet for age and years of service required. Once you meet these requirements, the provisions under normal retirement will apply.

What is Disability Retirement?
------------------------------

If you become disabled, you will become 100% vested in your account. You are disabled if you cannot engage in any substantial, gainful activity because of a medically determinable physical or mental impairment likely to result in death or likely to last more than 12 months.

How Will my Benefits be Paid to Me?
-----------------------------------

You have the option to select the method in which your distribution will be paid to you. You may select:

 .  Lump sum distribution in which your entire account is paid at one time.

 . Installment payments over your fife expectancy or the joint He expectancy o yourself and your beneficiary.

 . Special rules may apply regarding your benefit distribution options if, in general and for example, you have made a direct transfer of funds from another employer's qualified plan into this Plan or if this Plan directly acquired assets of another plan, through plan merger, trustee-to-trustee transfer, or otherwise. We will provide you with information if you are affected by these circumstances. You may contact us at the number shown on the Plan Highlights Sheet if you have questions about this.

 . If you have less than $5,000 in your account, you may be forced by your employer to receive a lump sum distribution.

When you are about to retire, we will provide you with additional information on each of your benefit options so you can choose the one that best meets your needs. During a 90-day election period prior to your retirement you will be given the option of choosing any payment form described above.

What if I Leave the Employer Before Retirement?
-----------------------------------------------

If you terminate employment for any reason other than retirement, death or disability, you are entitled to receive 100% of your vested account. See the section discussing vesting for details on how your account will vest. The types of distributions available will be the same as above.

What Happens if I Die Before Retirement?
----------------------------------------

If you die, then you automatically become 100% vested. Your beneficiary will receive your total account balance. Your beneficiary will have the same distribution options described above.

During the enrollment process, you designate your beneficiary by completing a beneficiary designation form. If you are married, your beneficiary will be your spouse unless you have filed a designated of beneficiary form naming another beneficiary and your spouse has given notarized written consent. If you are not married and become married, your previous designation of beneficiary form will cease to be effective. In that event, your new spouse will automatically become your beneficiary, unless you file a new designation of beneficiary form and your new spouse gives notarized written consent.

--------------------------------------------------------------------------------
ADMINISTRATION OF THE PLAN
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Who is Responsible for Running my Plan on a Daily Basis?
-------------------------------------------------------

Your employer is your Plan's administrator. This means that your employer is responsible for day-to-day administration and management of the Plan. This includes answering employees' questions maintaining records, filing reports with the government, receiving and transmitting your election forms, etc.

Your employer has the authority to appoint others to perform some of these duties. The RTF Retirement Plan will handle these for your Plan. Call us at the number on the Plan Highlights sheet if you have questions about your Plan.

Where Is My Money?
-----------------

Your account is held in a Trust Agreement with LaSalle National Bank, N.A., the Plan's Trustee. It is not part of the general assets of your employer.

--------------------------------------------------------------------------------
PLAN AMENDMENT OR TERMINATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Can My Employer Change or Terminate the Plan?
--------------------------------------------

Your employer has the right to amend or terminate the Plan at any time. However, no amendment may deprive you of any of your vested benefits. You and your beneficiaries will be notified of any material amendments to the Plan.

Although your employer expects to continue this Plan indefinitely, it has the right to terminate the Plan at any time. If the employer must terminate the Plan, then you will become 100% vested in your account regardless of your years of service.

--------------------------------------------------------------------------------
ASSIGNMENT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Can my Account be Transferred to Someone Else?
---------------------------------------------

Generally, you cannot sell, give away or transfer your account to anyone else. In addition, your creditors may not attach or garnish your rights to benefits under the Plan.

However, the Plan must pay out your benefits in accordance with a "qualified domestic relations order," ("QDRO") which is a court decree obligating you to
                             ----
pay alimony or child support or otherwise allocating part of your account to your spouse, former spouse, child or other dependent. If a QDRO is received by your employer, all or a portion of your account may be used to satisfy this obligation.

--------------------------------------------------------------------------------
YOUR RIGHTS AS A PLAN PARTICIPANT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

What do I Need to do to start Receiving Benefits?
------------------------------------------------
Under normal circumstances, payment of your account balance will begin following your retirement, death, disability or termination of employment according to your election.

What if I Don't Believe I'm Receiving the Correct Amount?
--------------------------------------------------------

If you or your beneficiary believe that you are not receiving the correct amount or that you are not receiving a benefit to which you believe you are entitled under the Plan, you or your beneficiary must file a written claim with the employer.

Your claim will be reviewed by your employer. Your employer will notify you within 90 days (or 180 days if special circumstances require an extension) of its decision.

What If the Employer Denies the Claim?
-------------------------------------

If your employer denies the claim, it must provide in writing its reasons for denial with specific reference to Plan provisions, additional material needed to complete the claim, an explanation of why it's needed and the steps to take if you wish to have it reviewed again.

What is the Appeal Process?
--------------------------

You or your beneficiary may appeal a denied claim within 60 days after receiving the denial notice. You or your beneficiary will have the right to review pertinent documents and submit issues and comments in writing to the employer. The employer will make a full and fair review of the claim and may require additional documents as it feels necessary. A final decision will be made within 60 days (or 120 in special circumstances) after receipt of the written request for review. The final review will be in writing and will include reasons for the decision.

--------------------------------------------------------------------------------
YOUR RIGHTS AS A PLAN PARTICIPANT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

What Other Rights do I Have as a Plan Participant?
-------------------------------------------------

The Employee Retirement Income Security Act of 1974 ("ERISA") provides that all Plan Participants shall be entitled to:

1. Examine, without charge, at the Plan administrator's office Plan documents any copies of documents filed by the Plan with the U.S. Department of Labor, such as detailed annual report and Plan descriptions.

2. Obtain copies of Plan documents and other Plan information upon written request to the Plan administrator. A reasonable charge may be made for the copies.

3. Receive a summary of the Plan's annual financial report. The Plan administrator is required by law to furnish each participant with a copy of this summary annual report.

4. Obtain a statement telling you whether you have a right to receive a benefit at age 65 and, if so, what the benefit would be at age 65 if you were to stop working under the Plan now. If you do not have a right to a benefit, the statement will explain how many more years you have to work to get a benefit. This statement must be requested in writing and is not required to be given more than once a year. The Plan must provide the statement free of charge.

In addition to creating rights for Plan participants, ERISA imposes duties upon the people who are responsible for the operation of employee benefit Plans. The people who operate the Plan, called "fiduciaries" of the Plan, have a duty to do so prudently and in the interest of you and other Plan participants and beneficiaries. No one may fire you or otherwise discriminate against you in any way to prevent you from obtaining a pension benefit or exercising your rights under ERISA.

If your claim for a benefit is denied in whole or in part, you must receive a written explanation of the reason for denial. You have the right to have the employer review and reconsider your claim. Under ERISA, there are steps you can take to enforce the above rights. For instance, if you request materials from the employer and do not receive them within 30 days, you may file suit in a federal court. In such a case, the court may require the employer to provide the materials and pay you up to $ 100 a day until you receive the materials, unless the materials were not sent because of reasons beyond the control of the employer. If you have a claim for benefits which is denied or ignored, in whole or in part, you may file suit in a state or federal court.

If it should happen that the Plan fiduciaries misuse the Plan's money, or if you are discriminated against for asserting your rights, you may seek assistance from the U.S. Department of Labor, or you may file a suit in federal court. The court will decide who should pay court costs and legal fees. If you are successful, the court may order the person you have sued to pay these costs and fees. If you lose, the court may order you to pay these costs and fees, for example, if it finds your claim is frivolous.

If you have any questions about the Plan, you should contact your employer. If you have any questions about this statement or about your rights under ERISA, you should contact the nearest Area Office of the Labor Management Services Administration, U. S. Department of Labor.

                                  * * * * * *

Benefits under the Plan are not insured by the Pension Benefit Guaranty Corporation (the "PBGC") if the Plan terminates. Generally, the PBGC guarantees benefits under defined benefit plans, but not under defined contributions plans, such as this Plan.

--------------------------------------------------------------------------------
DEFINITIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Participants. Any employee who has completed the age, service and other
------------
requirements to become covered by the Plan.

Compensation: Generally, compensation is defined as the earnings you receive
------------
during the year which is shown on your W-2, Wage and Tax Statement. Your employer may have elected to exclude certain types of compensation under the Plan, such as bonuses or commissions. Please see your Plan Highlights Sheet for details on your Plan.

Highly Compensated Employee: Your employer will notify you if you are in this
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category. This may impact the amount of contribution you can make.

This definition is subject to change each year in accordance with adjustments for inflation. For 1998, the following are generally treated as highly-compensated employees:

 . Any employee who owns 5% of the employer's stock (or owns 5% of the partnership);

 . Any employee who earns in excess of $80,000 from the employer during the year.

Vesting: Any employer contributions will belong to you, subject to a "vesting"
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schedule. This means that if you leave the employer before you complete a specified number of years of service, then some or all of the employer contribution will be forfeited back to the employer.

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